UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Graymark Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 N. Robinson Avenue, Suite 400

Oklahoma City, Oklahoma 73102

(Address of Principal Executive Offices) (Zip Code)

(405) 601-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2013, Graymark Healthcare, Inc. (“we,” the “company,” or “Graymark”) entered into an Agreement of Sale and Purchase (“Purchase Sale Agreement” or “PSA”) with Foundation Medical Center of Oklahoma City, LLC (“Seller”) pursuant to which we agreed to acquire from Seller the real property occupied as the corporate headquarters of Foundation Surgery Affiliates, LLC and Foundation Surgical Hospital Affiliates, LLC (“Foundation”), wholly owned subsidiaries of Graymark.

The real property covered by the Purchase Sale Agreement includes an ambulatory surgery center facility owned and operated by a Foundation affiliate called Foundation Surgery Affiliate of Northwest Oklahoma City, LLC. The remainder of the building is medical office space occupied by a physician group, a sleep lab, a medical infusion company, and the Foundation corporate office. The building consists of approximately 52,000 square feet. The purchase price under the Purchase Agreement was $10,588,235.

Simultaneous with the execution of the Purchase Sale Agreement, Graymark entered into an Agreement in Connection with Assignment and Assumption of PSA (“Assignment Agreement”) with DOC-GREYMARK HQ OKC MOB, LLC (“DOC”) whereby Graymark assigned and DOC assumed, all of Graymark’s right, title, interest and obligations in, to and under the Purchase Sale Agreement. The consideration under the Assignment Agreement with DOC was $15,600,000 and was composed of the following:

1.	$10,588,235 which was paid directly to Seller;

2.	$4,885,328 which was paid to Graymark; and

3.	$35,937 which was paid on behalf of Graymark to cover certain legal and closing expenses.

Graymark has a one percent (1%) ownership interest in DOC. Copies of the Purchase Sale Agreement and Assignment Agreement are filed herewith as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing summary of the Purchase Sale Agreement and Assignment Agreement is qualified in its entirety by reference to the exhibits filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement of Sale and Purchase, dated September 30, 2013, among Graymark Healthcare, Inc., and Foundation Medical Center of Oklahoma City, LLC

2.2+	Agreement in Connection with Assignment and Assumption Agreement among Graymark Healthcare, Inc., and DOC-GREYMARK HQ OKC MOB, LLC

+	The schedules and exhibits to the Agreement of Sale and Purchase and Assignment and Assumption Agreement are not being filed herewith. The Agreement of Sale and Purchase and Assignment and Assumption Agreement contain a list briefly identifying the contents of the schedules and exhibits to such documents. The Registrant undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC.

Date: October 4, 2013	By:	/s/ STANTON NELSON
Stanton Nelson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Agreement of Sale and Purchase, dated September 30, 2013, among Graymark Healthcare, Inc., and Foundation Medical Center of Oklahoma City, LLC

2.2+	Agreement in Connection with Assignment and Assumption Agreement among Graymark Healthcare, Inc., and DOC-GREYMARK HQ OKC MOB, LLC

+	The schedules and exhibits to the Agreement of Sale and Purchase and Assignment and Assumption Agreement are not being filed herewith. The Agreement of Sale and Purchase and Assignment and Assumption Agreement contain a list briefly identifying the contents of the schedules and exhibits to such documents. The Registrant undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Securities and Exchange Commission upon request.